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                                                                   Exhibit 23.1

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated January 19, 2001 included in Vastera Inc.'s Form 10-K for the year ended December 31, 2000.

                                       /s/ ARTHUR ANDERSEN LLP

Vienna, Virginia
April 16, 2001